UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2018

CPI AEROSTRUCTURES, INC.

(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (631) 586-5200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Holdco under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement

CPI Aerostructures, Inc. (the “Company”) previously announced that it had entered into a Stock Purchase Agreement (the “Agreement”) with Air Industries Group (“Seller”) dated as of March 21, 2018. The Agreement provides for the purchase by the Company from Seller all of the shares of capital stock of Welding Metallurgy, Inc. (“WMI”), a wholly owned subsidiary of Seller.

On July 2, 2018, the Company received notice from Seller purportedly terminating the Agreement. The Company disputes the purported termination. The Company has responded to Seller disputing the validity of the purported termination on the grounds that Seller is in material breach of Section 5.02 of the Agreement because Seller failed to provide full access to WMI’s books and records, including inventory and accounting records, and financial, operating, and other data. The Company further contends that Seller does not have the right to terminate the Agreement, and that Seller’s purported termination of the Agreement is itself a material breach of the Agreement.

The reporting of this event under Item 1.02 does not constitute an acknowledgement by the Company that the Agreement has been terminated. The Company is considering all of its options against the Seller under the Agreement, at law and in equity.

The material terms of the Agreement were summarized in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 22, 2018. Such summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement filed as Exhibit 2.1 to such Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On July 2, 2018, the Company issued a press release announcing Seller’s purported termination of the Agreement, a copy of which is attached hereto as Exhibit 99.1.

The information contained in the press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statement and Exhibits.

(d)  Exhibits:

Exhibit	Description

99.1	Press Release dated July 2, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2018	CPI AEROSTRUCTURES, INC.

	By:	/s/ Vincent Palazzolo
Vincent Palazzolo
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated July 2, 2018.